SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   September 30, 2001



                        SIMON TRANSPORTATION SERVICES INC.
               (Exact name of registrant as specified in its charter)



--------------------------------------------------------------------------------

          Nevada                           0-27208               87-0545608
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)

--------------------------------------------------------------------------------


5175 West 2100 South, West Valley City, Utah                         84120
  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code                (801) 924-7000


                                      N/A
         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

         A. Amendment of Series I Preferred Shares and warrants to purchase Series I Preferred Shares

         As previouly reported, effective June 30, 2001, Simon Transportation Services Inc., a Nevada corporation ("Simon"), and the Moyes Children's Limited Partnership (the "Partnership") agreed to convert advances made by the Partnership into Simon's Series I Preferred Shares and warrants to purchase Series I Preferred Shares. On September 30, 2001, Simon and the Partnership agreed to amend the issuance price of the Series I Preferred Shares and warrants to purchase Series I Preferred Shares from $35.00 per share to $41.10 per share, thereby reducing from 190,705 to 162,401 both the number of Series I Preferred Shares and warrants to purchase Series I Preferred Shares issued to the Partnership. The other provisions of the the Series I Preferred Shares and warrants to purchase Series I Preferred Shares were not changed. The anti-dilution provisions of the warrants are subject to stockholder approval at a meeting properly noticed and held.

         B. Issuance of Series II Preferred Shares and warrants to purchase Series II Preferred Shares

         As of September 30, 2001, Interstate Equipment Leasing, Inc., an Arizona corporation ("Interstate"), had advanced $2,080,670, including principal and interest, to Simon (the "Outstanding Amount"). Effective September 30, 2001, Simon and Interstate have agreed to convert the Outstanding Amount into (i) 130,042 shares of Simon's Series II Preferred Shares ("Series II Preferred Shares") and (ii) warrants to purchase 130,042 Series II Preferred Shares for $16.00 per share. Each Series II Preferred Share will be convertible into ten
(10) shares of Simon's Class A Common Stock. A disinterested committee of the Board of Directors approved the conversion of the Outstanding Amount into equity and issuance of the warrants. The issuance of the Series II Preferred Shares and warrants are subject to stockholder approval at a meeting properly noticed and held.


ITEM 7.  Material to be filed as Exhibits

         The following documents are filed as exhibits:


        ------------------ ---------------------------------------------------------------------------------------------
             Exhibit       Description
        ------------------ ---------------------------------------------------------------------------------------------
               4.1         Amended and Restated Certificate of Designation for Series I Preferred Shares
        ------------------ ---------------------------------------------------------------------------------------------
               4.2         Certificate of Designation for Series II Preferred Shares
        ------------------ ---------------------------------------------------------------------------------------------
              99.1         Press Release dated October 10, 2001
        ------------------ ---------------------------------------------------------------------------------------------
              99.2         Amended and Restated Subscription Agreement for the purchase of Series I Preferred Shares
        ------------------ ---------------------------------------------------------------------------------------------
              99.3         Amended and Restated Warrant to Purchase Series I Preferred Shares
        ------------------ ---------------------------------------------------------------------------------------------
              99.4         Subscription Agreement for the purchase of Series II Preferred Shares
        ------------------ ---------------------------------------------------------------------------------------------
              99.5         Warrant to Purchase Series II Preferred Shares
        ------------------ ---------------------------------------------------------------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SIMON TRANSPORTATION SERVICES INC.

Date:  October 10, 2001               By:  /s/ Jon Isaacson
                                           -------------------------------------
                                           Jon Isaacson, Chief Executive Officer